Corporate Presentation June 2018 Targeting Disease at the Nuclear Pore Exhibit 99.1

Forward-looking Statements This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the therapeutic potential of and potential clinical development plans and commercialization for Karyopharm’s drug candidates, including the timing of initiation of certain trials, of the reporting of data from such trials, of the submissions to regulatory authorities and of potential commercial launches, the potential availability of accelerated approval pathways, the potential size of the markets for multiple myeloma drugs and multiple myeloma drugs for treatment of patients with relapsed multiple myeloma and Karyopharm’s strategic and financial plans and expectations as well as financial projections for Karyopharm. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Karyopharm’s current expectations. For example, there can be no guarantee that regulators will agree that selinexor qualifies for accelerated approval in the U.S. or conditional approval in the E.U. as a result of the data from the STORM study in patients with penta-refractory myeloma or SADAL study in patients with relapsed/refractory DLBCL or that any of Karyopharm’s drug candidates, including selinexor (KPT-330) and eltanexor (KPT-8602), Karyopharm’s second generation SINE compound, or KPT-9274, Karyopharm’s first-in-class oral dual inhibitor of PAK4 and NAMPT, or any other drug candidate Karyopharm is developing, will successfully complete necessary preclinical and clinical development phases or that development of any of Karyopharm’s drug candidates will continue. Further, there can be no guarantee that any positive developments in Karyopharm’s drug candidate portfolio will result in stock price appreciation. In addition, even if Karyopharm receives marketing approval for selinexor or another drug candidate, there can be no assurance that Karyopharm will be able to successfully commercialize that drug candidate. Management’s expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, many of which are beyond Karyopharm’s control, including the following: Karyopharm’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies, including with respect to the need for additional clinical studies; the ability of Karyopharm or its third party collaborators or successors in interest to fully perform their respective obligations under the applicable agreement and the potential future financial implications of such agreement; unplanned cash requirements and expenditures; development of drug candidates by Karyopharm’s competitors for diseases for which Karyopharm is currently developing its drug candidates; that the markets for multiple myeloma drugs will grow as predicted; and Karyopharm’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing. These and other risks, including those which may impact management’s expectations, are described in greater detail under the heading "Risk Factors" in Karyopharm’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which is on file with the SEC, and in subsequent filings filed by Karyopharm with the SEC. Any forward-looking statements contained in this presentation are for informational purposes only and speak only as of the date hereof. Other than as is required by law, Karyopharm expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Karyopharm’s website is http://www.karyopharm.com. Karyopharm regularly uses its website to post information regarding its business, drug development programs and governance. Karyopharm encourages investors to use www.karyopharm.com, particularly the information in the section entitled “Investors,” as a source of information about Karyopharm. References to www.karyopharm.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.karyopharm.com into this presentation by reference. Unless otherwise noted, this presentation contains data that are interim and unaudited based on site reports. In addition, data included in this presentation have not been updated and are as of the cutoff date for the applicable medical conference presentation. Unless otherwise noted, all reference to market sizes are based on reports from Global Data or Karyopharm internal estimates. ©2018 Karyopharm Therapeutics Inc.

Karyopharm Highlights Strong leadership team and balance sheet First-in-class, oral SINE compounds Lead asset with significant commercial potential 1 Global Data, 2 Assuming positive outcome from Phase 2b SADAL study, 3 Assuming positive outcome from Phase 3 BOSTON study, 4 Assuming positive outcome from Phase 3 portion of SEAL study Hematologic Malignancies Multiple Myeloma Diffuse Large B-cell Lymphoma Liposarcoma Gynecologic Cancers Solid Tumor Malignancies ©2018 Karyopharm Therapeutics Inc. Multiple near term catalysts from broad, late-stage pipeline Executive team with past successes in lead indications; with recent offering proceeds, cash expected to fund the company into 3Q 2019 Novel, broadly applicable mechanism of action with single agent activity and works well in combinations; patent life through 2032+ Selinexor demonstrated robust activity in penta-refractory myeloma, is combinable with existing therapies and has the potential to be the next “backbone” therapy in myeloma, a market projected to be $22.6B in 20231 Anticipated data readouts (2018-2019): SADAL (end of 2018), BOSTON (end of 2019; pending PFS events), SEAL (end of 2019) Regulatory Profile: Fast Track and orphan designations granted in multiple myeloma. Planned requests for accelerated approval in multiple myeloma (2H18), accelerated approval in DLBCL (2019)2, full approval in multiple myeloma (2020)3, full approval in liposarcoma (2020)4 Preparing for potential launch of selinexor in multiple myeloma and DLBCL in 2019, followed by expansion to other potential indications Preparing for potential product launches and revenues

All Oral Pipeline

AREA OF THERAPY	PRECLINICAL	PHASE I	PHASE II	PHASE III
HEMATOLOGIC MALIGNANCIES				
Multiple Myeloma				
Relapsed/refractory | BOSTON				SELINEXOR + VELCADE[1]
Penta-refractory | STORM			SELINEXOR[2]	
Relapsed/refractory | STOMP			SELINEXOR + BACKBONE THERAPIES[3]	
Diffuse Large B-cell Lymphoma | SADAL			SELINEXOR	
SOLID TUMOR MALIGNANCIES				
Liposarcoma | SEAL				SELINEXOR
Endometrial Cancer | SIENDO[4]				SELINEXOR
Glioblastoma | KING			SELINEXOR	
ADDITIONAL ONCOLOGY PROGRAMS				
MDS, CRC, PrC		ELTANEXOR (KPT-8602)		
Solid Tumors & Lymphoma		KPT-9274		
OTHER INDICATIONS				
Lymphoma in Companion Animals		VERDINEXOR (KPT-335)		

COMMERCIAL RIGHTS

Karyopharm Therapeutics

ONO – Japan*

ANTENGENE – China**

ANTENGENE – China***

ANIVIVE LIFESCIENCES ****

Oral SINE compound and XPO1 inhibitor **KPT-350** acquired by **Biogen** for treatment of certain neurological and neurodegenerative conditions, including ALS, in Jan 2018

[1] Oral selinexor, Velcade® (bortezomib) and dexamethasone vs. Velcade and dexamethasone
[2] Oral selinexor + dexamethasone
[3] Oral selinexor and dexamethasone + Revlimid® (lenalidomide), Pomalyst® (pomalidomide), Velcade, Kyprolis® (carfilzomib) or Darzalex® (daratumumab)
[4] Investigator-sponsored randomized Phase III trial

*Territories: Japan, S. Korea, Taiwan, Hong Kong, and ASEAN countries.
** Antengene licensed rights to selinexor and eltanexor in China and Macau.
*** Antengene licensed rights to KPT-9274 and verdinexor in mainland China, Macau, Taiwan, Hong Kong, South Korea, and the ASEAN countries.
**** Anivive holds exclusive worldwide rights to research, develop and commercialize verdinexor only for the treatment of cancer in companion animals

©2018 Karyopharm Therapeutics Inc.
4

Selinexor/SINE Mechanism of Action: Inhibition of XPO1 ©2018 Karyopharm Therapeutics Inc.

Selinexor: A Growing Body of Safety Data

2,400

Total patients treated to date

~48[1]

Number of clinical trials ongoing and/or completed

>10

Number of cancers explored

- Favorable emerging tolerability profile; multiple ongoing Phase 3 studies
- Dosing regimens utilized in key Phase 2 and 3 trials (e.g., BOSTON, STORM, STOMP, SADAL and SEAL) have shown generally predictable and manageable tolerability, particularly when used once weekly in combination regimens
- Common side effects are generally predictable across multiple tumor types and generally reversible and/or manageable with standard supportive care
- Combination regimens have demonstrated a predictable and manageable tolerability profile, with observed additive or synergistic activity and potential to re-sensitize to prior therapies
  - Phase 3 BOSTON selinexor regimen allows for use of 40% less Velcade® and 25% less dexamethasone than standard Velcade® and dexamethasone dosing
  - In certain trials, side effects reported from treatment arms evaluating selinexor and dexamethasone in combination with other anti-myeloma agents are similar to, or reduced, compared to selinexor and dexamethasone alone

[1] Per ClinicalTrials.gov (as of Apr 26, 2018); 5 of 46 are company-sponsored and currently enrolling

©2018 Karyopharm Therapeutics Inc.

6

Selinexor: Regulatory Strategy in United States and Europe Multiple Myeloma FDA granted Fast Track status to selinexor in multiple myeloma and Orphan Drug Designation has been awarded to selinexor in multiple myeloma and DLBCL by FDA and EMA and in liposarcoma by FDA Fast Track allows more frequent interaction with FDA, rolling New Drug Application (NDA) submission and ability to request priority review and accelerated approval Orphan Drug Designation in the US and EU can provide regulatory development support, tax credits (US), reduced or waived marketing applications fees and marketing exclusivity periods Planning to utilize Fast Track benefits in submitting first NDA during the second half of 2018 based on data from the STORM study of penta-refractory myeloma EMA submission expected to follow in early 2019 with a request for conditional approval in penta-refractory myeloma Marketing approval opportunities in multiple indications: multiple myeloma (STORM and BOSTON), DLBCL (SADAL) and liposarcoma (SEAL) ©2018 Karyopharm Therapeutics Inc. DLBCL Liposarcoma

Selinexor in Hematologic Malignancies Multiple Myeloma

of patients survive 5 years3 50% Americans are currently living with MM3 120,000 Approximately people worldwide are diagnosed annually2 86,000 An estimated 30,000 people in the US are diagnosed annually1 An estimated 1 American Cancer Society 2 Becker, N. Recent Results Cancer Res. 2011;183:25-35. doi: 10.1007/978-3-540-85772-3_2 3 National Cancer Institute Multiple Myeloma Multiple myeloma is a cancer of plasma cells. Normal plasma cells are found in the bone marrow and make antibodies that help the body attack and kill germs1 Myeloma is characterized by low blood counts (e.g., anemia), bone and calcium problems, infections, kidney problems and light chain amyloidosis1 Myeloma is treatable, but >12,000 deaths still occur each year in the U.S.1 ©2018 Karyopharm Therapeutics Inc.

Planned Selinexor Development Strategy in Multiple Myeloma ©2018 Karyopharm Therapeutics Inc. Phase 2b STORM study1 addressing patients with penta-refractory2 myeloma Disease refractory to PIs, IMiDs and Darzalex® Highest unmet medical need in multiple myeloma 1 Evaluating selinexor with low-dose dexamethasone. 2 Patients who have previously received two PIs, Velcade® (bortezomib) and Kyprolis® (carfilzomib), and two IMiDs, Revlimid® (lenalidomide) and Pomalyst® (pomalidomide), and their disease is refractory to at least one PI, at least one IMiD, and their disease is also refractory to the anti-CD38 monoclonal antibody Darzalex® (daratumumab), and has progressed following their most recent therapy. Pivotal Phase 3 BOSTON study addressing patients with relapsed or refractory disease following 1-3 prior lines of therapy Selinexor combined with once-weekly Velcade® Phase 1b/2 STOMP as a potential backbone therapy in combination with standard approved therapies Selinexor and low-dose dexamethasone combined with Revlimid®, Pomalyst®, Velcade®, Kyprolis® or Darzalex® Future Phase 2/3 studies in combination for labeling

Ongoing single-arm clinical trial evaluating selinexor in combination with low-dose dexamethasone in patients2 with penta-refractory3 myeloma Selinexor received Fast Track designation from the FDA for this indication, acknowledging the unmet need STORM1: A Phase 2b Study In Myeloma 1 Selinexor Treatment of Refractory Myeloma 2  Median 7 prior regimens 3 Patients who have previously received two PIs, Velcade® (bortezomib) and Kyprolis® (carfilzomib), and two IMiDs, Revlimid® (lenalidomide) and Pomalyst® (pomalidomide), and their disease is refractory to at least one PI, at least one IMiD, and their disease is also refractory to the anti-CD38 monoclonal antibody Darzalex® (daratumumab), and has progressed following their most recent therapy ©2018 Karyopharm Therapeutics Inc.

STORM: A Phase 2b Study In Myeloma Safety: Predictable and manageable tolerability profile; results consistent with those reported previously from Part 1 of STORM and from other selinexor studies. As anticipated, the most common non-hematologic AEs were nausea, vomiting, fatigue and reduced appetite; primarily low grade and manageable with standard supportive care and/or dose modification. The most common hematologic AEs were Grade ≥3 cytopenias and were generally not associated with clinical sequelae. No new safety signals. Next steps: Plan to submit NDA to FDA during second half of 2018, requesting accelerated approval Potential for rolling NDA Plan to submit MAA to EMA in early 2019 Detailed efficacy and safety results to be submitted for presentation at an upcoming medical oncology meeting OVERALL RESPONSE RATE1 DURATION OF RESPONSE1 25.4% 4.4 We believe selinexor is the furthest advanced agent being investigated in penta-refractory myeloma MONTHS Penta-refractory (n=122): ©2018 Karyopharm Therapeutics Inc. INCLUDING: 2 CRs 29 VGPRs or PRs 1 As confirmed by an Independent Review Committee.

Ongoing randomized, open-label clinical trial evaluating once weekly selinexor and Velcade® (bortezomib) plus low-dose dex versus standard twice-weekly Velcade® plus low-dose dex in patients with relapsed or refractory MM, who have had 1-3 prior lines of therapy BOSTON1: A Phase 3 Study In Myeloma 1 Bortezomib, Selinexor and dexamethasone 2 Pts must have achieved ≥PR, and completed proteasome inhibitor therapy at least 60 days prior. 3 Pending PFS events. ©2018 Karyopharm Therapeutics Inc. Top-line data expected end of 20193

STOMP: A Phase 1b/2 Study In Myeloma

Selinexor + Revlimid® + dex (SRd)[1] (n=16)		Selinexor + Pomalyst® + dex (SPd)[2] (n=30)			Selinexor + Velcade® + dex (SVd)[3] (n=40)			Selinexor + Darzalex® + dex (SDd)[5] (n=19)	
ORR	ORR	ORR	PFS	ORR	ORR	PFS	ORR	ORR	ORR
92%	81%	55%	11.6 mos	50%	83%[4]	17.8 mos	63%	82%	74%
(Revlimid-Naïve)	(All)	(Pomalyst-Naïve and Revlimid-Relapsed or -Refractory)		(All)	(Non-Refractory to PIs)		(All)	(Darzalex-Naïve)	(All)

Next steps:

- **Advancing into frontline setting:** Initiated new arm evaluating selinexor, Revlimid® and dexamethasone in patients with newly diagnosed multiple myeloma
- Efficacy and safety observed in SVd arm informing ongoing Phase 3 BOSTON study
- Plan to report updated data from ongoing arms at future medical meetings

Safety:

- **SRd** (n=19): Most common Grade 1/2 AEs were nausea, anorexia, fatigue, weight loss, constipation and vomiting; most common Grade ≥3 adverse events were thrombocytopenia and neutropenia
- **SPd** (n=34): Most common Grade 1/2 AEs were anorexia, nausea, fatigue, weight loss, diarrhea and thrombocytopenia; most common Grade ≥3 AEs were neutropenia, thrombocytopenia and anemia
- **SVd** (n=42): Most common Grade 1/2 AEs were nausea, anorexia, fatigue, diarrhea, vomiting and weight loss; most common Grade ≥3 AEs were thrombocytopenia, neutropenia, fatigue and anemia. Peripheral neuropathy across all patients was Grade 1/2 and limited to six patients (14%).[6]
- **SDd** (n=21): Most common Grade 1/2 AEs were nausea, fatigue, diarrhea, constipation and anorexia; most common Grade 3/4 AEs were thrombocytopenia, leukopenia, anemia, neutropenia and decreased lymphocyte count

[1] White D, et al. ASH 2017. Abstract 1861. [2] Chen C, et al. EHA 2018. Abstract PF586. [3] Bahlis NJ, et al. EHA 2018. Abstract PS1322. [4] Patient population eligible for Phase 3 BOSTON study. [5] Gasparetto C, et al. EHA 2018. Abstract PS1329. [6] Five of six had prior Velcade exposure.

©2018 Karyopharm Therapeutics Inc.
14

Integration of Selinexor into the MM Landscape in 2019 and Beyond

	~65% Transplant Ineligible	~35% Transplant Eligible Induction		
FRONTLINE	VRd, Vd or Rd KRd (high risk) VMP (DVMP) (EU mainly), (DRd)	VRd, KRd, DRd, Others		
FOLLOW ON	Continuous treatment until progression (may move to doublet)	Low Risk: Rd Maintenance	Autologous SCT	Intermediate or High Risk: Vd or Kd Maintenance
2nd LINE	DVd, DRd, KRd, NRd, V or N + Cd, ERd, High Kd	Autologous SCT if prior SCT had PFS of >18 months	KRd, DRd, DVd, ERd	Clinical Trial
FOLLOW ON	KPd, VPd, DPd Antibody and triplets, FVd			
3rd/4th LINE	Clinical study / Other Triplets or Quadruplets No Standard of Care			

- The worldwide market for multiple myeloma drugs is expected to grow from annual sales of \$19.7 billion in 2018 to \$22.6 billion in 2023.[1]
- The worldwide market for multiple myeloma drugs for treatment of patients with relapsed multiple myeloma is approximately two-thirds of the total market.[2]

Phase 3 BOSTON Study (2nd LINE)

Phase 2b STORM Study (3rd/4th LINE)

V=Velcade® (bortezomib), R=Revlimid® (lenalidomide), d=dexamethasone, K=Kyprolis® (carfilzomib), D=Darzalex® (daratumumab), SCT=Stem cell transplantation, R/R=Relapsed/refractory, P=Pomalyst® (pomalidomide), DOR=Duration of response, F=Farydak® (panobinostat), M=melphalan, N=Ninlaro® (ixazomib), C=cyclophosphamide, E=Empliciti™ (elotuzumab). [1] Global Data. [2] Internal estimate.

©2018 Karyopharm Therapeutics Inc.

15

Selinexor in Hematologic Malignancies Diffuse Large B-Cell Lymphoma

Diffuse Large B-Cell Lymphoma

DLBCL is an aggressive lymphoma that can arise in lymph nodes or outside of the lymphatic system, in the gastrointestinal tract, testes, thyroid, skin, breast, bone, or brain[1]

DLBCL is characterized by painless, rapid swelling in the neck, underarms, or groin that is caused by enlarged lymph nodes[1]



An estimated

25,000

people in the U.S. are diagnosed annually[2,3]

In the U.S., Japan and EU5, an estimated

58,000

people will be diagnosed with DLBCL in 2018[4]

Overall,

~60%

of patients are cured, but the remainder have limited treatment options and eventually succumb to their disease[5]

[1] Lymphoma Research Foundation [2] ACS Cancer Facts and Figures 2015 [3] Swerdlow SH, et al. WHO Classification of Tumours of Haematopoietic and Lymphoid Tissues. Lyon: International Agency for Research on Cancer (IARC); 2008 [4] Global Data [5] Kantar Health

©2018 Karyopharm Therapeutics Inc.

17

SADAL1: A Phase 2b Study In DLBCL Ongoing open-label clinical trial evaluating selinexor in patients with relapsed or refractory (≥3rd line) DLBCL; at least 50% of patients with GCB-DLBCL 1 Selinexor Against Diffuse Aggressive Lymphoma ©2018 Karyopharm Therapeutics Inc. Top-line data expected by end 2018

SADAL: A Phase 2b Study In DLBCL[1,2]

ORR across all patients (n=63)	ORR in patients with 'Double- or Triple-Hit" DLBCL (n=14)	mDOR	ORR across genetic subsets	
(CRs 14%; PRs 19%) 33%	35%	>7 MONTHS Most responses at first scan (~2 months)	GCB (n=32): 28%	non-GCB (n=31): 38%

Next steps:

- Top-line data from expanded 60mg cohort expected by end of 2018
- If data are positive, potential NDA submission in 2019 requesting accelerated approval

Safety (n=90):

- Most common AEs were fatigue, nausea, thrombocytopenia, anorexia, vomiting and anemia; primarily Grade 1/2 and were managed with dose modifications and/or standard supportive care
- Most common Grade 3/4 AEs were thrombocytopenia, neutropenia, anemia, and fatigue and were also manageable with dose modifications and/or standard supportive care

[1] Per Lugano Classification (Cheson, 2014); as adjudicated by an Independent Central Radiological Review Committee [2] Maerevoet M, et al. EHA 2017. Abstract S469.

©2018 Karyopharm Therapeutics Inc.
19

US DLBCL Treatment Landscape in 2020+



Initial Therapy
Chemoimmunotherapy
• R-CHOP • EPOCH • RGCVP • Other
60% Possible Cure CR/Pet Neg
30% Partial Response PET Positive
10% No Response or Progressive Disease
2nd line Therapy for Relapsed/Refractory
10% Relapse (usually >2 years)
Fit Patients Intensive ChemoTx
• R-ICE
• R-DHAP
• R-ESHAP
• R-EPOCH (DA)
• Others
Unfit Patients Non-Intensive Therapy
• R-Bendamustine
• R-GemOx, R-GDP
• Revlimid + R (R²)
• Brentuximab vendotin
• Clinical Trial
CR or PR
CR or PR
No Response PD
Consolidation
ASCT or Clinical Trial
Continue Non-Intensive Chemo until Relapse
3rd Line Therapy for Relapsed/Refractory
• CAR-T
• Clinical Trial
• Different Second Line Option
• Clinical Trial
• Different Second Line Option

- Two approved CAR-T treatments; applicable in a select number of patients
- Selinexor has the potential to be the new 3rd line standard of care
- Planned Phase 3 study in second-line (selinexor + R-Chemo vs. R-Chemo)

The SADAL Study

Source: Adapted from NCCN guidelines

©2018 Karyopharm Therapeutics Inc.

20

Other Programs and Assets Selinexor in Solid Tumor Malignancies Eltanexor KPT-9274

Selinexor in Solid Tumor Malignancies ©2018 Karyopharm Therapeutics Inc. Selinexor in Liposarcoma Selinexor in Endometrial Cancer Ongoing Phase 3 SEAL study; randomized, double-blind trial evaluating single-agent selinexor versus placebo in patients with advanced unresectable dedifferentiated liposarcoma after at least two systemic therapies Primary endpoint: PFS (crossover from placebo to selinexor is allowed) Top-line data expected by the end of 2019 Achieved superior PFS over placebo in Phase 2 (n=56), HR=0.67 (RECIST v1.1)1 Ongoing Phase 3 SIENDO study; investigator-sponsored trial evaluating once weekly selinexor as a maintenance therapy versus placebo in patients with endometrial cancer after first- or second-line chemotherapy Top-line data expected in 2020 Achieved 45% DCR, 3 months mPFS and 8 months mOS in Phase 2 SIGN study (n=20)2 1 Gounder, M, et al. ASCO 2018. Abstract 11512. 2 Vergote, I, et al. ESMO 2016. Abstract 8540.

Other Pipeline Programs Eltanexor (KPT-8602) Oral dual Inhibitor of PAK4 and NAMPT In Phase 1 clinical testing in advanced solid tumors Generally well tolerated (n=21) with early signals of anti-tumor activity Additional supportive preclinical research presented at ASH 2017 KPT-9274 ©2018 Karyopharm Therapeutics Inc. Oral, 2nd generation SINE compound Preclinical results show substantially less brain penetration versus selinexor In Phase 1/2 clinical testing; reported updated data from Phase 1 portion at ASH 2017 Good tolerability shown to date in >50 patients Expanding development to include myelodysplastic syndrome (MDS), colorectal cancer (CRC) and castrate-resistant prostate cancer (crPC)

Building Commercial Capabilities

Preparing for potential U.S. launch of selinexor

1Q 2018
Hired VPs of Marketing, Sales, and Market Access

Remainder of 2018
Building out commercial infrastructure

Early 2019
Plan to hire sales force of ~70 oncology specialists

1H 2019
Potential launch in penta-refractory myeloma

Developing commercial partnerships in parallel to serve global markets

Ono Pharmaceutical Co. Ltd.
Licensing transaction for selinexor and eltanexor in all oncology indications in Japan and other Asian countries[1]

Antengene Corporation
Licensing transaction for selinexor, eltanexor, verdinexor and KPT-9274 in China and other Asian countries[2]

Europe and Other Key Markets
Seeking collaboration arrangements with commercial partners

Karyopharm is committed to working across the globe to bring novel therapies to patients

[1] Transaction includes Japan, South Korea, Taiwan, Hong Kong and ASEAN countries.
[2] Transaction includes China and Macau for selinexor and eltanexor and China, Macau, Taiwan, Hong Kong, South Korea and the ASEAN countries for verdinexor and KPT-9274.

©2018 Karyopharm Therapeutics Inc.
24

Michael Kauffman Chief Executive Officer Jatin Shah SVP, Clinical Development Significant Regulatory and Commercial Experience Mike Falvey Chief Financial Officer Chris Primiano Chief Business Officer Bill Hatfield SVP, Product Strategy & Market Development Joan Wood Chief Human Resources Officer Ran Frankel Chief Development Operations Officer Kevin Malobisky SVP, Regulatory Affairs, Quality, & Pharmacovigilance Ronit Milstein VP Operations Brian Austad SVP, Pharmaceutical Sciences ©2018 Karyopharm Therapeutics Inc. Sharon Shacham President and Chief Scientific Officer

$142M Into 3Q 2019 BALANCE SHEET SHARES OUTSTANDING 8-May-2018 EXPECTED RUNWAY WITH CASH ON HAND AND NET OFFERING PROCEEDS Financial Highlights ©2018 Karyopharm Therapeutics Inc. Cash, cash equivalents and investments – March 2018 Expected 2018 operating cash burn - $175-185M2,3 69M fully diluted 60M 1 Net proceeds after deducting the underwriting discounts and commissions and other estimated offering expenses. 2 Including research and development and general and administrative expenses. 3 Guidance issued 10-May-18. $146M Net proceeds raised in May 2018 1

Expected Milestones: Looking Ahead to an Event-Driven 2018-20

SELINEXOR Hematologic Malignancies

Multiple Myeloma
(Penta-refractory[1])

- ✓ Top-line Phase 2b STORM data
- NDA submission[2] – 2H 2018
- MAA submission[3] – early 2019
- Launch in the U.S.[4] – 1H 2019

Multiple Myeloma
(Relapsed/refractory; 1-3 prior lines of therapy)

- Provide updates for Phase 1b/2 STOMP study at future medical meetings
- Top-line Phase 3 BOSTON data – end of 2019[5]
- NDA submission[6] – 2020

DLBCL
(Relapsed/refractory)

- Top-line Phase 2b SADAL data – end of 2018
- NDA submission[2,7] – 2019
- Launch in the U.S.[4] – end of 2019

SELINEXOR Solid Tumor Malignancies

Liposarcoma
(Relapsed/refractory)

- Top-line Phase 3 SEAL data – end of 2019
- NDA submission[3,8] – 2020

Endometrial Cancer
(Maintenance after first- or second-line therapy)

- ✓ Phase 3 SIENDO[9] study commenced
- Top-line Phase 3 SIENDO[9] data – 2020

Other Programs

- **Eltanexor:** Report Phase 2 solid tumor data – 1H 2019
- **KPT-9274:** Report updated Phase 1/2 safety and tolerability data – 2Q 2019

[1] Patients who have previously received two PIs, Velcade® (bortezomib) and Kyprolis® (carfilzomib), and two IMiDs, Revlimid® (lenalidomide) and Pomalyst® (pomalidomide), and their disease is refractory to at least one PI, at least one IMiD, and their disease is also refractory to the anti-CD38 monoclonal antibody Darzalex® (daratumumab), and has progressed following their most recent therapy. [2] With request for accelerated approval. [3] With request for full approval. [4] Assuming priority review and FDA approval. [5] Pending PFS events. [6] Assuming positive outcome from Phase 3 BOSTON study. [7] Assuming positive outcome from Phase 2b SADAL study. [8] Assuming positive outcome from Phase 3 portion of SEAL study. [9] Investigator-sponsored trial.

©2018 Karyopharm Therapeutics Inc.
27

Karyopharm Highlights Strong leadership team and balance sheet First-in-class, oral SINE compounds Lead asset with significant commercial potential 1 Global Data. 2 Assuming positive outcome from Phase 2b SADAL study. 3 Assuming positive outcome from Phase 3 BOSTON study. 4 Assuming positive outcome from Phase 3 portion of SEAL study. Hematologic Malignancies Multiple Myeloma Diffuse Large B-cell Lymphoma Liposarcoma Gynecologic Cancers Solid Tumor Malignancies ©2018 Karyopharm Therapeutics Inc. Multiple near term catalysts from broad, late-stage pipeline Executive team with past successes in lead indications; with recent offering proceeds, cash expected to fund the company into 3Q 2019 Novel, broadly applicable mechanism of action with single agent activity and works well in combinations; patent life through 2032+ Selinexor demonstrated robust activity in penta-refractory myeloma, is combinable with existing therapies and has the potential to be the next “backbone” therapy in myeloma, a market projected to be $22.6B in 20231 Anticipated data readouts (2018-2019): SADAL (end of 2018), BOSTON (end of 2019; pending PFS events), SEAL (end of 2019) Regulatory Profile: Fast Track and orphan designations granted in multiple myeloma. Planned requests for accelerated approval in multiple myeloma (2H18), accelerated approval in DLBCL (2019)2, full approval in multiple myeloma (2020)3, full approval in liposarcoma (2020)4 Preparing for potential launch of selinexor in multiple myeloma and DLBCL in 2019, followed by expansion to other potential indications Preparing for potential product launches and revenues

Thank You